WASHINGTON, PITTMAN & McKEEVER, LLC
CERTIFIED PUBLIC ACCOUNTANTS AND
MANAGEMENT CONSULTANTS
819 South Wabash Avenue	Ph. (312) 786-0330
Suite 600	Fax (312) 786-0323
Chicago. Illinois 60605-2184	www.wpmck.com

AAA INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

TOGETHER WITH INDEPENDENT AUDITOR'S REPORT

AAA INDUSTRIES, INC. AND SUBSIDIARIES

DECEMBER 31, 2007

I N D E X  T O  R E P O R T

WASHINGTON, PITTMAN & McKEEVER, LLC
CERTIFIED PUBLIC ACCOUNTANTS
MANAGEMENT CONSULTANTS
819 South Wabash Avenue	Ph. (312) 786-0330
Suite 600	Fax (312) 786-0323
Chicago, Illinois 60605-2184	www.wpck.com

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders of
  AAA Industries, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheet of AAA Industries, Inc. and Subsidiaries (an Illinois corporation) as of December 31, 2007, and the related consolidated statements of income, changes in the shareholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management.   Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AAA Industries, Inc. and Subsidiaries as of December 31, 2007, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Washington, Pittman & McKeever, LLC
WASHINGTON, PITTMAN & McKEEVER, LLC
Chicago, Illinois
May 12, 2008

AAA INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2007

ASSETS

Current Assets
Cash and cash equivalents	$4,215,021
Accounts receivable, net of allowance for doubtful accounts of $518,561	7,532,244
Inventory	12,797,239
Prepaid expenses	129,608
Due from employees	183

Total Current Assets	24,674,295

Property and equipment, net of accumulated depreciation of $15,010,196	33,054,359

Other Assets
Loan issue cost, net of accumulated amortization of $24,112	16,075
Non-compete agreement, net of accumulated of $56,000	224,000
Security deposit	29,381
Goodwill	601,838

Total Other Assets	871,294

TOTAL ASSETS	$58,599,948

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts payable	$3,265,765
Notes payable	12,237,517
Current portion of capital lease obligation	154,211
Current portion of auto loan payable	57,474
Wage payable	566,221
Other current liabilities	417,116

Total Current Liabilities	16,698,304

Long-Term Liabilities
Notes payable, less current portion	22,619,539
Capital lease obligation, less current portion	1,054,425
Auto loan payable	101,446

Total Long-Term Liabilities	23,775,410

Total Liabilities	40,473,714

Shareholders' Equity
Capital stock (No par value; 20,000 shares authorized; 14,196 issued and 13,546 outstanding as of December 31, 2007	1,777,076
Less: Treasury stock (650 common shares at cost)	(233,184)
Retained earnings	16,582,342

Total Shareholders' Equity	18,126,234

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$58,599,948

See accompanying Notes to Consolidated Financial Statements.

AAA INDUSTRIES, INC, AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2007

REVENUES

Net sales	$56,759,286

Cost of Goods Sold	43,587,108

Gross Profit	13,172,178

OPERATING EXPENSES

Office salaries and benefits	876,763
Professional fees	399,352
Payroll taxes	82,564
Travel and entertainment	63,120
Corporate expenses	2,682,974
Office supplies and expenses	191,778
Repairs and maintenance	13,082
Utilities and telephone	64,011
Insurance expenses	94,019
Freight out	11,291
Scavenger service	406,288
Depreciation and amortization	106,297
Bad debts	32,907
Other operating expenses	359,339

Total Operating Expenses	5,383,785

Operating Income	7,788,393

OTHER INCOME AND (EXPENSES)

Interest income	159,994
Donated land	90,000
Bad debts recovery	217,218
Miscellaneous income	2,693
Amortization of non-compete agreement	(56,000)
Impairment of goodwill	(128,355)
Interest expenses	(2,074,036)

Total Other Income and (Expenses)	(1,788,486)

INCOME BEFORE STATE REPLACEMENT TAX	5,999,907

State replacement tax	(207,199)

NET INCOME	$5,792,708

See accompanying Notes to Consolidated Financial Statements.

AAA GALVANIZING, INC.
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2007

	Common Stock	Treasury Stock	Retained Earnings	Total
Balance at December 31, 2006	$1,777,076	$(233,184)	16,453,620	$17,997,512

Net Income	-	-	5,792,708	5,792,708

Distributions to shareholders	-	-	(5,663,986)	(5,663,986)

BALANCE AT DECEMBER 31, 2007	$1,777,076	$(233,184)	$16,582,342	$18,126,234

See accompanying Notes to Consolidated Financial Statements.

AAA INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2007

OPERATING ACTIVITIES:

Net Income	$5,792,708
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	2,399,492
Bad debts provision	(245,655)
(Increase)/decrease in:
Accounts receivable	2,210,651
Prepaid expenses	26,429
Inventory	(1,335,524)
Deposit on building	100,000
Due from employees	10,785
Other assets	(280,000)
Increase/(decrease) in:
Accounts payable	(2,056,051)
Other current liabilities	728,841

Net Cash Provided by Operating Activities	7,351,676

INVESTING ACTIVITIES:

Purchase of property and equipment	(12,884,098)
Net Cash Used by Investing Activities	(12,884,098)

FINANCING ACTIVITIES:

Proceeds from loans	16,346,410
Principal payment on loans	(1,896,206)
Payment on lease obligations	(151,159)
Payment on auto loan	(36,334)
Distribution to shareholders	(5,663,986)

Net Cash Provided by Financing Activities	8,598,725

Increase in Cash	3,066,303

Cash and cash equivalents, Beginning of Year	1,148,718

CASH AND CASH EQUIVALENTS, END OF YEAR	$4,215,021

SUPPLEMENTAL DISCLOSURES

Cash paid for:
Interest expense	$2,074,036
State replacement taxes	$207,199

See accompanying Notes to Consolidated Financial Statements.

AAA INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

AAA Galvanizing, Inc. was incorporated in Illinois on January 7, 1993. The Company's business is coating oxide free iron or steel with a thin high quality layer of zinc, by a well-established process called hot dip galvanizing. This process protects the surface against corrosion, thus extending the product life and resulting in minimal maintenance costs. On June 29, 2002, AAA Galvanizing, Inc. changed its corporate name to AAA Industries, Inc. ("AAA or the "Company").

On July 3, 2002, under a Bill of Sale and Assignment Agreement, the operating assets and liabilities of AAA were transferred to AAA Galvanizing of Joliet, Inc. ("Joliet"), a new company that was incorporated on July 2, 2002. After such transfer, AAA became a holding company having Joliet, AAA Galvanizing of Dixon, Inc. ("Dixon"), AAA Galvanizing of Hamilton, Indiana, Inc. ("Hamilton"), AAA Galvanizing of Peoria, Inc. ("Peoria"), and AAA Quality Galvanizing, Inc. ("Oklahoma") as its wholly-owned subsidiaries. Dixon was incorporated in Illinois on August 4, 1998. Hamilton was incorporated in Indiana on February 12, 2001 and commenced its operations in April 2002. Peoria was incorporated in Illinois on September 23, 2003 and started its operations in March 2004. Oklahoma was incorporated in Illinois and began operations in October 2006. Effective the close of business on January 2, 2007, AAA acquired Brightly Galvanizing, Inc ("Brightly") under a stock purchase agreement. In 2006, AAA incorporated the AAA Galvanizing of Minnesota to be located at Winsted, ("Winsted"). During 2007, AAA began the construction of this plant; the plant commenced operation in February 2008.

The consolidated financial statements of AAA for 2007 include accounts of Joliet, Dixon, Hamilton, Peoria, Oklahoma, Brightly and Winsted.

Principles of Consolidation

The consolidated financial statements of the Company include the accounts of its wholly-owned subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.

Basis of Accounting

The accompanying financial statements have been prepared on the accrual basis of accounting. The accrual basis recognizes revenues in the accounting period in which revenues are earned and recognizes expenses in the period in which expenses are incurred.

AAA INDUSTRIES, INC. AM) SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounting Estimates

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Estimates are used for, but not limited to, the accounting for the allowance for doubtful accounts, depreciation and amortization, and sales returns. Actual results could differ from those estimates.

Income Taxes

The Company has elected to be treated as a "small business corporation" under Section 1362 of the Internal Revenue Code for federal income tax purposes. As an S Corporation, the Company does not pay federal income tax; its income is passed to its shareholders. The Company has also elected to treat its wholly owned subsidiaries as Qualified Subchapter S Subsidiaries (QSUB).

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments available for current use with an initial maturity of three months or less to be cash equivalents.

Accounts Receivable and Related Allowance

The Company extends credit to some of its customers. The Company maintains an allowance for doubtful accounts carried at a level that, in management's judgment, is adequate to provide for estimated probable losses from uncollectible receivables. The amount of the allowance is based on management's formal review and analysis of total receivables as of year-end. Receivables are considered past due when payment is not received within 120 days. Receivables over 120 days are $524,908 as of December 31, 2007.

Inventory

The Company's inventory is valued at cost, under the first in, first out method.

AAA INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment

Property and equipment are stated at cost and depreciated on a straight-line basis over the estimated useful lives of assets of approximately five to seven years for personal property and approximately thirty-nine years for real property. Assets costing over $2,500 and having useful life of more than one year are capitalized.

Intangible Assets

Loan Issue cost is being amortized over 15 years, which is the term of the loan.

Goodwill is assigned to certain plants acquired by AAA and is reviewed annually for possible impairment. Impairment loss, if any, is recognized as other expense in the Consolidated Statement of Income. Information pertaining to the reporting of goodwill and impairment loss is presented in Note 12.

Notes Payable

Short-term notes payable is estimated at fair value.   Long-term notes payable is reported at discounted value based on the loan agreement.

Corporate Expenses

Salary and related benefits of key officers, certain administrative staff, and other expenses that are not directly related to a specific plant, are charged to corporate expense. The total amount is allocated to each plant based on sales volume ratio.

Concentration of Credit Risk

Throughout the year, the Company may have amounts on deposit with financial institutions in excess of the $100,000 insured by the Federal Deposit Insurance Corporation (FDIC). Cash in excess of $100,000 at December 31, 2007 was $5,411,499. Management does not anticipate nonperformance by this financial institution.

AAA INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

NOTE 2 - INVENTORY

Inventory as of December 31, 2007 consists of the following:

Zinc	$12,340,077
Chemicals and others	457,162

TOTAL INVENTORY	$12,797,239

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2007 consist of the following:

Land	$1,509,798
Building and improvements	23,022,700
Factory equipment	22,549,297
Office furniture and equipment	512,720
Automobile and trucks	470,039
Sub Total	48,064,554
Less: Accumulated depreciation	(15,010,195)

PROPERTY AND EQUIPMENT	$33,054,359

NOTE 4 - OTHER CURRENT LIABILITIES

Other current liabilities as of December 31, 2007 are as follows:

Payroll tax payable	$16,179
State replacement tax payable	227,872
Interest and other payables	173,065

TOTAL OTHER CURRENT LIABILITIES	$417,116

AAA INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

NOTE 5 - NOTES PAYABLE

Notes payable as of December 31, 2007 consist of the following:

4.95% note payable to TCP National Bank In monthly installments of $33,104 through July 1, 2012, secured by all assets of Hamilton, Indiana.	$3,040,404

4.95% note payable to TCF National Bank in monthly installments of $47,946 through November 1, 2011, secured by all assets of Dixon, Illinois.	1,752,973

6.70625% Note payable to TCF National Bank in monthly installments of $35,002 including interest through September 1, 2010, secured by all assets of Joliet, Illinois, Dixon, Illinois, and Hamilton, Indiana.	995,450

7% revolving line of credit at TCF National Bank, (Hamilton, Indiana) due May 1, 2007, secured by all business assets.	704,688

7% revolving line of credit at TCF National Bank, (Dixon, Illinois) due May 1, 2007, secured by all business assets.	3,576,138

7% revolving line of credit at TCF National Bank, (Joliet, Illinois) due May 1, 2007, secured by all business assets.	737,776

7% revolving line of credit at TCF National Bank, (Peoria, Illinois) due May 1, 2007, secured by all business assets.	905,997

7% revolving line of credit at TCF National Bank, (Oklahoma, Illinois) due May 1, 2007, secured by all business assets.	67,531

7% revolving line of credit at TCF National Bank, (Brightly, Illinois) due May 1, 2007, secured by all business assets.	499,885

7% revolving line of credit at TCF National Bank, (Winsted, Minnesota) due May 1, 2007, secured by all business assets.	639,011

7.16% note payable to TCF National Bank in monthly installments of $11,905 plus Interest through April 1, 2011 secured by all assets of Peoria, Illinois.	494,657

AAA INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

NOTE 5    NOTES PAYABLE (Continued)

7.15% note payable to TCF National Bank in monthly installments of $7,806 plus interest through May 1, 2009, secured by all assets of Peoria, Illinois.	$1,116,060

7.2% note payable to TCF National Bank, requires payment of interest only (Hamilton, Indiana).	512,402

6.5% note payable to TCF National Bank in monthly installments of $25,382 including interest through January 17, 2018, secured by all assets of Chelsea, Oklahoma.	2,239,267

7% non-revolving line of credit at TCF National Bank, (Dixon, Illinois) due May 20, 2008, secured by all business assets.	3,176,737

7% non-revolving line of credit at TCF National Bank, (Hamilton, Illinois) due May 1, 2008, secured by all business assets.	454,000

5.25% non-revolving line of credit at TCF National Bank, (Hamilton, Illinois) due May 1, 2008, secured by all business assets.	2,744,080

5.0925% construction loan payable to TCF National Bank, requires payment of interest only (Winsted, Minnesota).	10,000,000

0% interest loan payable to Millerbernd Manufacturing Company, (Winsted, Minnesota) due January 1, 2017.	700,000

3% loan payable to City of Winsted, (Winsted, Minnesota) due November 1,2017.	500,000
Total Notes Payable	34,857,056
Less: Current portion	(12,237,517)

TOTAL LONG-TERM DEBT	$22,619,539

AAA INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007
NOTE 5 - NOTES PAYABLE (Continued)

The following is a summary of principal maturities of notes payable over the next five years:

Year Ending	Amount
December 31, 2008	$12,237,517
December 31, 2009	3,500,628
December 31, 2010	2,758,678
December 31, 2011	2,229,318
December 31, 2012	1,960,227
December 31, 2012 and thereafter	12,170,688

TOTAL	$34,857,056

NOTE 6 -LEASES

Capital Lease
The Company is leasing certain factory and office equipment under capital lease agreements. The lease terms range from two to ten years. These assets are being depreciated over their estimated useful economic lives and are included in depreciation expense for the year ended December 31, 2007. At December 31, 2007, the leased factory and office equipment are carried at a cost of $ 1,602,004, less accumulated depreciation of $459,825. The carrying cost of factory equipment included $1,250,000, representing equipment leased from Real Estate Development Associates, a related entity (see Note 9).

Future minimum lease payments under capital leases are:

December 31, 2008	$239,392
December 31, 2009	207,482
December 31, 2010	196,133
December 31, 2011	183,940
December 31, 2012	180,449
Thereafter	592,817
Total	1,600,213
Less: Amount Representing Interest	(391,577)
Present Value of Minimum Lease Payments	1,208,636
Less: Current Portion	(154,211)

LONG-TERM PORTION	$1,054,425

AAA INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

NOTE 6 -LEASES (Continued)

Operating Lease
The Company leases a section of its Peoria facilities from a company that is 100% owned by its majority shareholder. There were two lease agreements. The first lease term ends on May 1, 2009 and requires monthly payment of $3,413; the second lease ends on December 31, 2010 and requires monthly payment of $9,615. Total rent expense under these agreements was $156,336 for the year ended December 31, 2007.

Also, the Company leases certain factory equipment and vehicles under operating leases expiring in various years through 2014.

At December 31, 2007, future minimum rental payments are as follows:

December 31, 2008	$377,340
December 31, 2009	350,036
December 31, 2010	336,384
December 31, 2011	216,964
December 31, 2012	206,730
Thereafter	396,420

Total Minimum Future Rental Payments	$1,883,874

AAA INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

NOTE 7 - COST OF GOODS SOLD

Cost of Goods Sold at December 31, 2007 consists of the following:

Beginning inventory	$11,749,920
Purchase of raw materials	26,325,639
Direct and casual labor	9,536,874
Payroll taxes	648,814
Purchased services	151,419
Health and dental Insurance	547,472
Factory supplies	1,165,976
Repairs and maintenance	1,083,747
Utilities	2,190,655
Rental expenses	96,885
Factory insurance	410,975
Freight-in	(3,996)
Real estate taxes	228,609
Depreciation	2,237,195
Other cost of goods sold	13,827
Ending inventory	(12,797,239)

COST OF GOODS SOLD	$43,587,108

NOTE 8 - OTHER OPERATING EXPENSES

The following is a summary of the items included in other operating expenses at December 31, 2007:
Bank charges	$17,711
Advertising	6,942
Dues & publications	2,898
Rental Expense	163,321
Fees & licenses	29,501
Contributions & gifts	26,946
Auto expenses	16,112
Seminars & Training	7,943
Computer Expense	2,899
Miscellaneous	85,066

TOTAL	$359,339

AAA INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

NOTE 9 - RELATED PARTY TRANSACTONS

In May 2006, the Company entered into a capital lease agreement for factory equipment owned by Real Estate Development Associates, LLC (REDA). REDA is 100% owned by the Chief Executive Officer and a majority shareholder of the Company. At the same time, REDA obtained a loan from Amcore Bank for $1,250,000 to purchase this equipment. AAA is not party to the loan and is not obligated to repay the loan. The terms of the lease agreement is 10 years at the interest rate charged to REDA by Amcore Bank. The monthly lease payment of $14,811.13 is paid directly by AAA to Amcore Bank on behalf of REDA. The lease obligation was $1,100,737 at December 31, 2007; see Note 6.

Also, the Company leases a section of its Peoria facilities from REDA under two separate rental agreements. The first lease requires monthly payments of $3,413 and the second lease requires monthly payments of $9,615. Total rent expense under these agreements was $156,336 for the year ended December 31, 2007.

NOTE 10 - RETIREMENT SAVINGS PLAN

The Company changed from a Simple Retirement 401(k) Savings Plan to a 401(k) Savings Plan effective January 1, 2006. The plan covers all employees who have worked for the company for at least one year with a minimum age of 21 years. Employees may defer up to 50% of their gross earnings, up to a maximum of $13,000 and the Company matches the same percentage of the employee's deferral up to 4% of the gross income with a cap of $8,200. During 2007, the Company's contribution was $61,063.

NOTE 11 - CONTINGENT LIABILITIES

The Company is a defendant in a lawsuit filed by the estate of a former employee, who was deceased as a result of an accident at the Joliet plant on November 11, 2002. The outside counsel believes that the Company has a 75% chance to prevail in the lawsuit. In the event of an unfavorable outcome, the possible loss estimated by the counsel is in the range of $500,000 to $750,000. The Company has an insurance policy that provides coverage for such losses up to $500,000 of a primary coverage and an additional $5 million of umbrella liability coverage.

In 2007, a petition was filed against the Company alleging that fugitive dust was emitted from the Oklahoma plant, which caused damage to property and persons residing in the surrounding area. The petition seeks actual and punitive damages in excess of $10,000 along with injunctive relief. This matter was referred to the Company's insurance carrier, which denied the coverage.

AAA INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

NOTE 11 - CONTINGENT LIABILITIES (Continued)

Although the Company is vigorously defending this action, the parties are also actively discussing potential settlement of the matter. No estimate can be made of the potential settlement.

Pursuant to an indemnification clause in the stock purchase agreement executed in December 2006 for the acquisition of Brightly Galvanizing, Inc., AAA deposited $250,000 of the purchase price in an escrow account, pending resolution of issues that may arise in connection with indemnity matters as indicated in Article 8 of the agreement. AAA is unaware of any indemnification matter as of December 31, 2007. Also, an escrow account for $125,000 was established under the purchase agreement to cover potential environmental remediation costs. Previously in 2005, Brightly was cited by the Illinois Environmental Protection Agency (EPA) for violation of environmental codes. As a corrective action plan, Brightly submitted a Compliance Commitment Agreement to EPA.

NOTE 12 - INTANGIBLE ASSETS- GOODWILL

In October 2005, assets of Quality Galvanizing LLC at Chelsea, Oklahoma, were acquired. The excess of the cost of this acquisition over the fair value of the acquired net assets totaling $601,638 was reported as goodwill. The Company adopted SFAS 142 as of the acquisition date, and accordingly, did not amortize amounts related to goodwill starting from that date. Also, as a part of the purchase of Brightly Galvanizing Inc. on January 2, 2007, the Company recognized goodwill of $128,355.

As required by SFAS 142, goodwill is subject to an annual impairment test. The test consists of a two-step process whereby a determination is made as to whether impairment exists, and then whether an adjustment is required. No impairment loss was recognized for 2007 on the $601,638 recognized for Quality Galvanizing LLC. However, an impairment loss of $128,355, representing the goodwill reported for Brightly Galvanizing Inc. was recognized as other expense in the 2007 Consolidated Statement of Income. The Company has decided to close Brightly for operations effective March 31, 2008; a loss is anticipated on the sale of the plant.

NOTE 13 - SUBSEQUENT EVENT

Effective the close of business on March 31, 2008, AAA and its subsidiaries (Joliet, Dixon, Hamilton, Peoria, Oklahoma, Brightly and Winsted) were acquired by AZZ Incorporated ("AZZ") for $80,939,000. Under the terms of the asset purchase agreement, substantially all assets of AAA and its subsidiaries were acquired and certain liabilities were either assumed by AZZ or paid in full from the proceeds.

AAA INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

NOTE 13 - SUBSEQUENT EVENT (Continued)

The assets acquired included all accounts receivable, inventories, factory and office equipment, and real properties except for Brightly plant at Cicero, Illinois. An intangible asset in the form of customer list for the seven plants was also acquired.

On April 1, 2008, the following outstanding loans and obligations of AAA as of March 31, 2008 were paid-off:

TCF Bank (various notes and lines-of-credit as disclosed in Note 5 above)	$33,109,130
Capital lease obligation with REDA (payoff to
AMCORE Bank for REDA's loan) '	1,093,867
Cityof Winsted	485,634
Millerbernd Manufacturing Company	700,000

Total Liabilities Paid-off	$35,388,631

During 2008, the Company paid service fee totaling $1,540,000 to Global Professional Services Group, LLC ("Global"), a firm, related to AAA. Global served as the exclusive financial advisor to the Company in connection with the sale of its assets to AZZ. Global is 100% owned by the son of AAA Chief Executive Officer and its majority shareholder.

On March 31, 2008, there were 13,546 outstanding common shares of AAA.  During April 2008, $35,219,600 was distributed to shareholders from the sale proceeds at the rate of $2,600 per share. The board of directors of AAA has not implemented a plan of liquation as of March 31,2008.

SUPPLEMENTARY INFORMATION

WASHINGTON, PITTMAN & McKEEVER, LLC
CERTIFIED PUBLIC ACCOUNTANTS AND
MANAGEMENT CONSULTANTS
819 South Wabash Avenue	Ph. (312) 786-0330
Suite 600	Fax (312) 786-0323
Chicago, Illinois 60605-2184	www.wpck.com

INDEPENDENT AUDITOR'S REPORT ON CONSOLIDATING INFORMATION

To the Board of Directors and Shareholders of
  AAA Industries, Inc. and Subsidiaries

Our report on our audit of the consolidated financial statements of AAA Industries, Inc. and Subsidiaries as of and for the year ended December 31, 2007 appears on page 3. That audit was made for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

/s/ Washington, Pittman & McKeever, LLC
WASHINGTON, PITTMAN & McKEEVER, LLC

Chicago, Illinois
May 12, 2008

AAA INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2007

	Joliet	Dixon	Hamilton	Peoria	Oklahoma	Brightly	Winsted	Elimination	Total
ASSETS

Current Assets
Cash and cash equivalents	$(58,913)	$2,451,262	$(97,987)	$(12,120)	$(18,936)	$(48,376)	$2,000,091	$-	4,215,021
Accounts receivable, net	1,679,438	1,664,692	1,890,739	1,487,518	574,189	235,668	-	-	7,532,244
Inventory	2,149,405	2,232,732	2,056,020	3,168,894	1,241,582	289,173	1,659,433	-	12,797,239
Prepaid expenses	25,624	9,491	25,068	8,052	12,024	29,123	20,226	-	129,608
Due from employees	183	-	-	-	-	-	-	-	183
Total Current Assets	3,795,737	6,358,177	3,873,840	4,652,344	1,808,859	505,588	3,679,750	-	24,674,295
Property and equipment, net	4,678,839	4,590,233	7,323,990	3,833,957	3,100,125	898,663	8,628,552	-	33,054,359

Other Assets
Due from affiliates	4,467,677	6,705,507	3,534,453	1,067,544	-	345	421,601	(16,197,127)	-
Intercompany corporate expenses	4,926,522	(767,326)	(1,399,537)	(1,674,044)	(732,018)	(66,290)	(287,307)	-	-
Security deposits		-	-	29,381	-	-	-	-	29,381
Loan issue cost, net	-	16,075	-	-	-	-	-	-	16,075
Non-compete agreement	-	-	-	-	-	224,000	-	-	224,000
Goodwill	-	-	-	-	601,838	-	-	-	601,838
Total Other Assets	9,394,199	5,954,256	2,134,916	(577,119)	(130,180)	158,055	134,294	(16,197,127)	871,294
TOTAL ASSETS	17,868,775	16,902,666	13,332,746	7,909,182	4,778,804	1,562,306	12,442,596	(16,197,127)	58,599,948

LIABILITIES AND NET ASSETS

Current Liabilities
Accounts payable	$500,650	$608,764	$565,350	$418,191	$295,518	$183,457	$693,835	$-	3,265,765
Notes payable	959,905	4,129,255	4,263,828	1,106,993	591,290	500,000	686,246	-	12,237,517
Current portion of capital lease obligation	8,806	-	6,616	102,604	36,185	-		-	154,211
Current portion of auto loan payable	34,127	7,826	5,614	9,907	-	-	-	-	57,474
Wage payable	429,270	29,890	40,068	27,118	30,915	5,997	2,963	-	566,221
Other current liabilities	45,682	78,754	113,242	44,895	28,097	58,618	47,828	-	417,116
Total Current Liabilities	1,978,440	4,854,489	4,994,718	1,709,708	982,005	748,072	1,430,872	-	16,698,304

Long-Term Liabilities
Notes payable, less current portion	625,094	1,601,265	3,808,951	2,211,791	3,219,656	-	11,152,782	-	22,619,539
Lease obligation, less current portion	14,389	-	5,303	1,010,304	24,429	-	-	-	1,054,425
Auto loan payable - long term	76,420	2,695	7,471	14,860	.	-	-	-	101,446
Due to affiliates	2,682,284	4,715,134	2,824,701	2,586,444	1,565,236	1,314,862	508,466	(16,197,127)	-
Total Long-Term Liabilities	3,398,187	6,319,094	6,646,426	5,823,399	4,809,321	1,314,862	11,661,248	(16,197,127)	23,775,410

Total Liabilities	5,376,627	11,173,583	11,641,144	7,533,107	5,791,326	2,062,934	13,092,120	(16,197,127)	40,473,714

Shareholders' Equity
Capital stock	1,775,076	1,000	1,000	-	-	-	-	-	1,777,076
Less: Treasury stock	(233,184)	-	-	-	-	-	-	-	(233,184)
Retained earnings	10,950,256	5,728,083	1,690,602	376,075	(1,012,522)	(500,628)	(649,524)	-	16,582,342
Total Stockholders' Equity	12,492,148	5,729,083	1,691,602	376,075	(1,012,522)	(500,628)	(649,524)	-	18,126,234

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$17,868,775	$16,902,666	$13,332,746	$7,909,182	$4,778,804	$1,562,306	$12,442,596	$(16,197,127)	$58,599,948

AAA INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2007

	Joliet	Dixon	Hamilton	Peoria	Oklahoma	Brightly	Winsted	Elimination	Total
REVENUES

Net sales	$12,921,108	$16,453,297	$12,642,853	$7,298,867	$5,897,513	$1,545,648	$-	$-	$56,759,286

Cost of goods sold	9,291,550	11,253,498	9,969,842	6,033,831	5,605,858	1,388,154	44,375	-	43,587,108

Gross Profit	3,629,558	5,199,799	2,673,011	1,265,036	291,655	157,494	(44,375)	-	13,172,178

OPERATING EXPENSES

Office salaries and benefits	190,360	215,864	215,790	140,025	88,621	25,401	702		876,763
Professional fees	46,599	-	5,236	8,535	95,923	230,975	12,084	-	399,352
Payroll taxes	17,386	18,077	16,138	14,596	13,587	2,733	47	-	82,564
Travel & Entertainment	26,012	2,801	12,151	5,401	10,664	114	5,977	-	63,120
Corporate expenses	587,873	611,001	558,913	321,419	249,070	67,391	287,307	-	2,682,974
Office supplies and expenses	88,913	19,172	22,950	16,110	30,235	12,001	2,397	-	191,778
Repairs and maintenance	5,147	-	5,758	2,085	-	92	-	-	13,082
Utilities and telephone	28,237	10,404	7,602	4,598	8,018	3,650	1,502	-	64,011
Insurance expenses	12,044	12,784	16,359	8,693	25,533	4,939	13,667	-	94,019
Freight out	2,453	2,533	6,305	-	-	-	-	-	11,291
Scavenger service	70,175	27,788	72,149	179,975	34,413	19,200	2,588	-	406,288
Depreciation and amortization	41,265	26,280	4,145	7,926	25,181	1,500	-	-	106,297
Bad debts	-	-	-	-	21,553	11,354	-	-	32,907
Other operating expenses	27,403	38,787	19,336	166,757	(92,504)	6,808	192,752	-	359,339

Total Operating Expenses	1,143,867	985,491	962,832	876,120	510,294	386,158	519,023	-	5,383,785

Operating Income	2,485,691	4,214,308	1,710,179	388,916	(218,639)	(228,664)	(563,398)	-	7,788,393

OTHER INCOME AND (EXPENSES)

Interest income	-	-	-	-	-	-	159,994	-	159,994
Donated land	-	-	-	-	-	-	90,000	-	90,000
Bad debts recovery	61,161	3,882	66,111	86,064	-	-	-	-	217,218
Miscellaneous income	-	793	-	-	-	1,900	-	-	2,693
Amortization of non-compete agreement	-	-	-	-	-	(56,000)	-	-	(56,000)
Impairment of goodwill	-	-	-	-	-	(128,355)	-	-	(128,355)
Interest expenses	(138,151)	(428,814)	(503,450)	(341,9041	(291,560)	(34,037)	(336,120)	-	(2,074,036)

Net Other Expenses	(76,990)	(424,139)	(437,339)	(255,840)	(291,560)	(216,492)	(86,126)	-	(1,788,486)

INCOME BEFORE STATE REPLACEMENT TAX	2,408,701	3,790,169	1,272,840	133,076	(510,199)	(445,156)	(649,524)	-	5,999,907

State replacement tax	3,338	(45,921)	(106,055)	(2,054)	(1,035)	(55,472)	-	-	(207,199)

NET INCOME	$2,412,039	$3,744,248	$1,166,785	$131,022	$(511,234)	$(500,628)	$(649,524)	$-	$5,792,708